Patient Service Revenue	3 Months Ended
Mar. 31, 2015
Notes to Consolidated Financial Statements [Abstract]
Patient Service Revenue Text Block 1 [Text Block]

11. Sources of Revenue

Outside of the U.S., the Company does not recognize patient service revenue at the time the services are rendered without assessing the patient's ability to pay. Accordingly, the additional disclosure requirements introduced with ASU 2011-07 only apply to U.S. patient service revenue. Below is a table showing the sources of our U.S. patient service revenue (net of contractual allowance and discounts but before patient service bad debt provision), included in the Company's Health Care revenue, for the three months ended March 31, 2015 and 2014.

	2015	2014

Medicare program	$1,200,772	$1,094,338
Private/alternative payors	1,134,161	947,477
Medicaid and other government sources	129,228	109,486
Hospitals	213,951	112,701
Total patient service revenue	$2,678,112	$2,264,002